FORM OF REGISTRATION RIGHTS AGREEMENT This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of March 5, 2019 and is made by and among FedNat Holding Company, a Florida corporation (the “Company”), and the purchaser or purchasers identified on the signature page hereto (individually or collectively, the “Purchaser”). This Agreement is made pursuant to the Note Purchase Agreement dated February 25, 2019 (the “Purchase Agreement) by and between the Company and the Purchaser, which provides for the sale by the Company to the Purchaser of an aggregate principal amount of the Company’s 7.5% Senior Unsecured Notes due 2029, to be issued on March 5, 2019 (the “Notes”) as specified in Schedule I to the Purchase Agreement. In order to induce the Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the Purchaser’s obligations thereunder, the Company has agreed to provide to the Purchaser and its respective direct and indirect transferees and assigns the registration rights set forth in this Agreement. The execution and delivery of this Agreement, and of other Registration Rights Agreements in form identical to this Agreement (the “Other Registration Rights Agreements”) with purchasers other than the Purchaser (the “Other Purchasers”), are conditions to the closing under the Purchase Agreement. The rights of each Purchaser hereunder shall be pari passu with each Other Purchaser under the Other Registration Rights Agreements. In consideration of the foregoing, the parties hereto agree as follows: 1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings: “1933 Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder. “1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder. “Acquisition Agreement” shall mean the Equity Purchase Agreement, dated February 25, 2019 among Maison Insurance Company, Maison Managers, Inc., ClaimCor, LLC, 1347 Property Insurance Holdings, Inc. and the Company. “Agreement” shall have the meaning set forth in the preamble to this Agreement. “Applicable Procedures” shall mean, with respect to any transfer or exchange of or for beneficial interests in any Note represented by a global certificate, the rules and procedures of the Depositary that apply to such transfer or exchange. “Company” shall have the meaning set forth in the preamble to this Agreement and also includes the Company’s successors. “Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, including any agent thereof; provided, however, that any such depositary must at all times have an address in the Borough of Manhattan, The City of New York. “Exchange Offer” shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof. “Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) covering the Registrable Securities, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “Exchange Securities” shall mean the 7.5% Senior Unsecured Notes due 2029 issued by the Company under the Indenture containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date to which interest has been paid or duly provided for on the Notes or, if no such interest has been paid or duly provided for, from the Interest Accrual Date, (ii) the transfer restrictions and legends relating to restrictions on ownership and transfer thereof as a result of the issuance of the Notes without registration under the 1933 Act shall be eliminated, (iii) the denominations thereof shall be $1,000 and integral multiples of $1,000 and (iv) all of the Exchange Securities will be represented by one or more global Exchange Securities in book-entry form unless exchanged for Exchange Securities in definitive certificated form under the circumstances provided in the Indenture to be offered to Holders of Registrable Securities in exchange for Registrable Securities pursuant to the Exchange Offer). “FINRA” shall mean the Financial Industry Regulatory Authority, Inc. “Holder” shall mean (i) the Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture and (ii) each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities. “Indenture” shall mean the indenture, dated as of March 5, 2019, by and between the Company and the Bank of New York Mellon, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof. “Interest Accrual Date” means March 5, 2019. “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Registrable Securities outstanding, excluding Exchange Securities referred to in clause (ii) of the definition of “Holders” above; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities or Exchange Securities is required hereunder, Registrable Securities and Exchange Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage. “Notes” shall have the meaning set forth in the preamble to this Agreement. “Notifying Broker-Dealer” shall have the meaning set forth in Section 3(f). “Participating Broker-Dealer” shall have the meaning set forth in Section 3(f). “Person” shall mean an individual, partnership, joint venture, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof. 2

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein. “Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement. “Purchaser” shall have the meaning set forth in the preamble of this Agreement. “Registrable Securities” shall mean the Notes; provided, however, that any Notes shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement, (ii) such Notes shall have ceased to be outstanding, or (iii) such Notes have been exchanged for Exchange Securities which have been registered pursuant to the Exchange Offer Registration Statement upon consummation of the Exchange Offer unless, in the case of any Exchange Securities referred to in this clause (iii), such Exchange Securities are held by Participating Broker-Dealers or otherwise are freely tradable without any limitations or restrictions under the 1933 Act (in which case such Exchange Securities will be deemed to be Registrable Securities until such time as such Exchange Securities are sold to a purchaser in whose hands such Exchange Securities are freely tradeable without any limitations or restrictions under the 1933 Act). “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with qualification of any of the Exchange Securities or Registrable Securities under state or other securities or blue sky laws and any filing with and review by FINRA), (iii) all expenses of any Persons in preparing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Notes or Exchange Securities and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and expenses incurred in connection with the listing, if any, of any of the Notes or Exchange Securities on any securities exchange or exchanges or on any quotation system, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business or assets whose financial statements are included in any Registration Statement or Prospectus, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (viii) the fees and expenses of a “qualified independent underwriter” as defined by FINRA Rule 5121 (if required by FINRA rules) and the fees and disbursements of its counsel, (ix) the fees and expenses of the Trustee, any registrar, any depositary, any paying agent, any escrow agent or any custodian, in each case including fees and disbursements of their respective counsel, and (x) in the case of an underwritten offering, any fees and disbursements of the underwriters customarily paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company in connection with any Registration Statement but excluding (except as otherwise provided herein) fees of counsel to the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder. 3

“Registration Statement” shall mean any registration statement of the Company relating to any offering of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, any Exchange Offer Registration Statement and any Shelf Registration Statement), and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “SEC” shall mean the United States Securities and Exchange Commission or any successor thereto. “Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof. “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities, as the case may be, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Shelf Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “Specified Date” shall mean: (i) if the transactions contemplated by the Acquisition Agreement are consummated (“Acquisition Closing”) on or prior to December 31, 2019, the date of such Acquisition Closing; and (ii) if the Acquisition Closing does not occur on or prior to December 31, 2019, or if the Acquisition Agreement is terminated prior to December 31, 2019, or if the Company publicly announces that the transactions contemplated by the Acquisition Agreement will not be consummated, the Special Mandatory Redemption Date (as defined in the Indenture), which is the date the Company completes its redemption of up to $49,500,000 in aggregate principal amount of the Notes pursuant to Section 5.8 of the Indenture. “TIA” shall mean the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder. “Trustee” shall mean the trustee with respect to the Notes and the Exchange Securities under the Indenture. “Underwriters” shall have the meaning set forth in Section 5(a). For purposes of this Agreement, (i) all references in this Agreement to any Registration Statement, preliminary prospectus or Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system; (ii) all references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in any Registration Statement, preliminary prospectus or Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary prospectus or Prospectus, as the case may be; (iii) all references in this Agreement to amendments or supplements to any Registration Statement, preliminary prospectus or Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary 4 prospectus or Prospectus, as the case may be; (iv) all references in this Agreement to Rule 144, Rule 144A, Rule 405 or Rule 415 under the 1933 Act, and all references to any sections or subsections thereof or terms defined therein, shall in each case include any successor provisions thereto; and (v) all references in this Agreement to days (but not to business days) shall mean calendar days. 2. Registration Under the 1933 Act. (a) Exchange Offer Registration. The Company shall (A) file with the SEC on or prior to the 45th day after the Specified Date an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for a like aggregate principal amount of Exchange Securities, (B) use its reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective by the SEC no later than the 30th day after it is filed with the SEC, (C) use its reasonable best efforts to cause such Registration Statement to remain effective until the closing of the Exchange Offer and (D) use its reasonable best efforts to consummate the Exchange Offer no later than 45 days after the effective date of the Exchange Offer Registration Statement. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing such Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act or under the securities or blue sky laws of the states of the United States. In connection with the Exchange Offer, the Company shall: (i) promptly mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents; (ii) keep the Exchange Offer open for not less than 20 business days and not more than 40 business days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders (or, to the extent permitted or required by Applicable Procedures, sent electronically) and, during the Exchange Offer, offer to all Holders who are legally eligible to participate in the Exchange Offer the opportunity to exchange their Registrable Securities for Exchange Securities; (iii) use the services of a depositary with an address in the United States, which may be the Trustee or an affiliate of the Trustee, for the Exchange Offer; (iv) permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, Sunrise, Florida time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the Prospectus or the related letter of transmittal or related documents a telegram, telex, facsimile transmission, letter or other method permitted or required by Applicable Procedures setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing its election to have such Notes exchanged; 5

(v) notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of Participating Broker-Dealers as provided herein); and (vi) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer. The Exchange Securities shall be issued under the Indenture, which shall be qualified under the TIA. The Indenture shall provide that the Exchange Securities and the Notes shall vote and consent together on all matters as a single class and shall constitute a single series of debt securities issued under the Indenture. As soon as practicable after the close of the Exchange Offer, the Company shall: (i) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto; (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company; and (iii) cause the Trustee promptly to authenticate and deliver Exchange Securities to each Holder of Registrable Securities so accepted for exchange equal in principal amount to the principal amount of the Registrable Securities of such Holder so accepted for exchange. Interest on each Exchange Security will accrue from the last date on which interest was paid or duly provided for on the Notes surrendered in exchange therefor or, if no interest has been paid or duly provided for on such Notes, from the Interest Accrual Date. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate any applicable law or any applicable interpretation of the staff of the SEC, (ii) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the Company’s judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer, and (iii) that the Holders tender the Registrable Securities to the Company in accordance with the Exchange Offer. Each Holder of Registrable Securities (other than Participating Broker-Dealers) who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to represent that (i) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of the Company, (ii) any Exchange Securities to be received by it will be acquired in the ordinary course of business and (iii) it has no arrangement with any Person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities, and shall be required to make such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the 1933 Act available. Each Holder hereby acknowledges and agrees that any broker-dealer and any such Holder using the Exchange Offer Registration to participate in a distribution of the Exchange Securities (x) could not under SEC policy as in effect on the date of this Agreement rely on the position of the SEC in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters and (y) must comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any secondary resale transaction 6 and must be covered by an effective registration statement containing the selling security holder information required by Items 507 and 508, of Regulation S-K, as applicable, under the 1933 Act if the resales are of Exchange Securities obtained by such Holder in exchange for Notes acquired by such Holder directly from the Company or one of its affiliates. Accordingly, each Holder participating in the Exchange Offer Registration shall be required to represent to the Company that, at the time of the consummation of the Exchange Offer Registration: (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business; (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Notes or the Exchange Securities within the meaning of the 1933 Act; (iii) such Holder is not an affiliate of the Company; and (iv) such Holder is not acting on behalf of any Person who could not truthfully make the statements set forth in clauses (i), (ii) and (iii) immediately above. (b) Shelf Registration. (i) If, because of any change in law or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, or (ii) if for any other reason (A) the Exchange Offer Registration Statement is not declared effective within 30 days following the date it is filed with the SEC or (B) the Exchange Offer is not consummated within 45 days after effectiveness of the Exchange Offer Registration Statement (provided that if the Exchange Offer Registration Statement shall be declared effective after such 30- day period or if the Exchange Offer shall be consummated after such 45-day period, then the Company’s obligations under this clause (ii) arising from the failure of the Exchange Offer Registration Statement to be declared effective within such 30-day period or the failure of the Exchange Offer to be consummated within such 45-day period, respectively, shall terminate), or (iii) if any Holder is not eligible to participate in the Exchange Offer or elects to participate in the Exchange Offer but does not receive Exchange Securities which are freely tradeable without any limitations or restrictions under the 1933 Act, the Company shall, at its cost: (A) as promptly as practicable, but no later than (a) the 150th day after the Specified Date or (b) the 60th day after any such filing obligation arises, whichever is later, file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement; (B) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as promptly as practicable, but in no event later than (a) the 195th day after the Specified Date or (b) the 105th day after an obligation to file with the SEC a Shelf Registration Statement arises, whichever is later. In the event that the Company is required to file a Shelf Registration Statement pursuant to clause (iii) above, the Company shall file and use its reasonable best efforts to have declared effective by the 7

SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by such Holder described in clause (iii) above; (C) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years after the latest date on which any Notes are originally issued by the Company (subject to extension pursuant to the last paragraph of Section 3) or, if earlier, when all of the Registrable Securities covered by such Shelf Registration Statement (i) have been sold pursuant to the Shelf Registration Statement in accordance with the intended method of distribution thereunder, or (ii) cease to be Registrable Securities; and (D) notwithstanding any other provisions hereof, use its best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplements thereto comply in all material respects with the 1933 Act, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement and any amendment or supplement to such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, clauses (ii) and (iii) shall not apply to any statement in or omission from a Shelf Registration Statement or a Prospectus made in reliance upon and conformity with information relating to any Holder, Participating Broker-Dealer or underwriter of Registrable Securities furnished to the Company in writing by such Holder, Participating Broker-Dealer or underwriter, respectively, expressly for use in such Shelf Registration Statement or Prospectus. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC. (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and 2(b) and, in the case of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one counsel (in addition to any local counsel) designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection therewith. Each Holder shall pay all fees and disbursements of its counsel other than as set forth in the preceding sentence or in the definition of Registration Expenses and all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Shelf Registration Statement. (d) Effective Registration Statement. (i) The Company shall be deemed not to have used its reasonable best efforts to cause the Exchange Offer Registration Statement or any Shelf Registration Statement, as the case 8 may be, to become, or to remain, effective during the requisite periods set forth herein if the Company voluntarily takes any action that could reasonably be expected to result in any such Registration Statement not being declared effective or remaining effective or in the Holders of Registrable Securities (including, under the circumstances contemplated by Section 3(f) hereof, Exchange Securities) covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless (A) such action is required by applicable law or (B) such action is taken by the Company in good faith and for valid business reasons (but not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets or a material corporate transaction or event so long as the Company promptly complies with the notification requirements of Section 3(k) hereof, if applicable. (ii) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof shall not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement shall be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. (iii) During any 365-day period, the Company may, by notice as described in Section 3(e), suspend the availability of a Shelf Registration Statement (and, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities by Participating Broker-Dealers as contemplated by Section 3(f), the Exchange Offer Registration Statement) and the use of the related Prospectus for up to two periods of up to 45 consecutive days each (except for the consecutive 45-day period immediately prior to final maturity of the Notes), but no more than an aggregate of 90 days during any 365-day period, upon the happening of any event or the discovery of any fact referred to in Section 3(e)(vi), but subject to compliance by the Company with its obligations under the last paragraph of Section 3. (e) Specific Enforcement. Without limiting the remedies available to the Holders or any Participating Broker-Dealer, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 2(a) and 2(b) hereof may result in material irreparable injury to the Holders or the Participating Broker-Dealers for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder and any Participating Broker-Dealer may obtain such relief as may be required to specifically enforce the Company’s obligations under Sections 2(a) and 2(b). 3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall: (a) prepare and file with the SEC a Registration Statement or, if required, Registration Statements, within the time periods specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration Statement, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof; 9

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof; (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least ten business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; (ii) furnish to each Holder of Registrable Securities, to counsel for the Holders and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or underwriter may reasonably request, including financial statements and schedules and, if such Holder, counsel or underwriter so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the Holders and underwriters of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by any Prospectus or any amendment or supplement thereto; (d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request, to cooperate with the Holders and the underwriters of any Registrable Securities in connection with any filings required to be made with FINRA, to keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject; (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for such Holders promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post- effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments or supplements to a Registration Statement or Prospectus or for additional information after a Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct, (v) of the receipt by the Company of any notification with respect 10 to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which is contemplated in Section 2(d)(i) or which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which constitutes an omission to state a material fact in such Shelf Registration Statement or Prospectus and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate. Without limitation to any other provisions of this Agreement, the Company agrees that this Section 3(e) shall also be applicable, mutatis mutandis, with respect to the Exchange Offer Registration Statement and the Prospectus included therein to the extent that such Prospectus is being used by Participating Broker-Dealers as contemplated by Section 3(f); (f) (A) in the case of an Exchange Offer, (i) include in the Exchange Offer Registration Statement (1) a “Plan of Distribution” section covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged their Registrable Securities for Exchange Securities for the resale of such Exchange Securities and (2) a statement to the effect that any such broker-dealers who wish to use the related Prospectus in connection with the resale of Exchange Securities acquired as a result of market-making or other trading activities will be required to notify the Company to that effect, together with instructions for giving such notice (which instructions shall include a provision for giving such notice by checking a box or making another appropriate notation on the related letter of transmittal) (each such broker-dealer who gives notice to the Company as aforesaid being hereinafter called a “Notifying Broker-Dealer”), (ii) furnish to each Notifying Broker-Dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (iii) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Securities acquired for its own account as a result of market- making activities or other trading activities (a “Participating Broker-Dealer”), and who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (iv) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Notifying Broker- Dealer in connection with the sale or transfer of Exchange Securities, and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer the following provision: If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker- dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities, it represents that the Registrable Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the 1933 Act; 11

(B) to the extent any Notifying Broker-Dealer participates in the Exchange Offer, (i) the Company shall use its reasonable best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days (subject to extension pursuant to the last paragraph of this Section 3) following the last date on which exchanges are accepted pursuant to the Exchange Offer, and (ii) the Company will comply, insofar as relates to the Exchange Offer Registration Statement, the Prospectus included therein and the offering and sale of Exchange Securities pursuant thereto, with its obligations under Section 2(b)(iii)(C), the last paragraph of Section 2(b), Section 3(c), 3(d), 3(e), 3(g), 3(i), 3(j), 3(k), 3(n), 3(o), 3(p), 3(q) and 3(r), and the last three paragraphs of this Section 3 as if all references therein to a Shelf Registration Statement, the Prospectus included therein and the Holders of Registrable Securities referred, mutatis mutandis, to the Exchange Offer Registration Statement, the Prospectus included therein and the applicable Notifying Broker- Dealers and, for purposes of this Section 3(f), all references in any such paragraphs or sections to the “Majority Holders” shall be deemed to mean, solely insofar as relates to this Section 3(f), the Notifying Broker-Dealers who are the Holders of the majority in aggregate principal amount of the Exchange Securities which are Registrable Securities; and (C) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 3(b) or 3(k) hereof, or take any other action as a result of this Section 3(f), for a period exceeding 180 days (subject to extension pursuant to the last paragraph of this Section 3) after the last date on which exchanges are accepted pursuant to the Exchange Offer and Notifying Broker-Dealers shall not be authorized by the Company to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 3; (g) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities and counsel for any underwriters of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (h) use its reasonable best effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order; (i) in the case of a Shelf Registration, upon request furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post- effective amendments thereto (without documents incorporated or deemed to be incorporated therein by reference or exhibits thereto, unless requested); (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and in a form eligible for deposit with the Depositary and registered in such names as the selling Holders or the underwriters, if any, may reasonably request in writing at least two business days prior to the closing of any sale of Registrable Securities; (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts as contemplated by Section 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document 12 incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request; (l) obtain CUSIP and ISIN numbers for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed or word-processed certificates for the Exchange Securities or Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary; (m) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes, if any, to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, if any, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; (n) in the case of a Shelf Registration, the holders of a majority in principal amount of the Registrable Securities registered pursuant to such Shelf Registration Statement shall have the right to direct the Company to effect not more than one underwritten registration and, in connection with such underwritten registration, the Company shall enter into agreements (including underwriting agreements or similar agreements) and take all other customary and appropriate actions (including those reasonably requested by the holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, in a manner that is reasonable and customary: (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by such Holders and underwriters; (ii) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, and the Holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (iii) obtain “cold comfort” letters and updates thereof with respect to such Shelf Registration Statement and the Prospectus included therein, all amendments and supplements thereto and all documents incorporated or deemed to be incorporated by reference therein from the Company’s independent certified public accountants and from the independent certified public 13 accountants for any other Person or any business or assets whose financial statements are included or incorporated by reference in the Shelf Registration Statement, each addressed to the underwriters, and use reasonable best efforts to have such letters addressed to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters to underwriters in connection with similar underwritten offerings and such letters to be delivered at the time of the pricing of such underwritten registration with an update to such letter to be delivered at the time of closing of such underwritten registration; (iv) if an underwriting agreement or other similar agreement is entered into, cause the same to set forth indemnification and contributions provisions and procedures substantially equivalent to the indemnification and contributions provisions and procedures set forth in Section 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to Section 5 hereof or such other indemnification and contributions as shall be satisfactory to the Company, the applicable underwriters and the Holders of the majority in principal amount of the Registrable Securities being sold; and (v) deliver such other documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings. The documents referred to in Sections 3(n)(ii) and 3(n)(v) shall be delivered at the closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any such underwritten offering, the Company shall provide written notice to the Holders of all Registrable Securities of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 15 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering; (o) in the case of a Shelf Registration, upon request make available for inspection by representatives of the Holders of the Registrable Securities and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial statements and other records, documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such Persons in connection with a Shelf Registration Statement; (p) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Securities, to the underwriter or underwriters, of an underwritten offering of Registrable Securities, and to counsel for any such Holders, or underwriters, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Securities, any such underwriter or underwriters or any of their respective counsel may reasonably request; and cause the representatives of the Company to be available for discussion of such documents as shall be reasonably requested by the Holders of Registrable Securities, or any underwriter, and shall not at any time make any filing of any such document of which such Holders, their counsel or any underwriter shall not have previously been advised and furnished a copy or to which such Holders, their counsel or any underwriter shall reasonably object within a reasonable time period; 14

(q) in the case of a Shelf Registration, use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any; (r) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and, with respect to each Registration Statement and each post-effective amendment, if any, thereto and each filing by the Company of an Annual Report on Form 10-K, make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and (s) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel. In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and require such Holder to agree in writing to be bound by all provisions of this Agreement applicable to such Holder. In the case of a Shelf Registration Statement, each Holder agrees and, in the event that any Participating Broker-Dealer is using the Prospectus included in the Exchange Offer Registration Statement in connection with the sale of Exchange Securities pursuant to Section 3(f), each such Participating Broker-Dealer agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the kind described in Section 3(e)(ii), 3(e)(iii) or 3(e)(v) through 3(e)(vii) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until receipt by such Holder or Participating Broker-Dealer, as the case may be, of (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or (ii) written notice from the Company that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company (at the Company’s expense) all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to the immediately preceding paragraph, the Company shall be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement or, in the case of Section 3(f), the Exchange Offer Registration Statement, as the case may be, effective during such period of suspension; provided that (i) such period of suspension shall not exceed the time periods provided in Section 2(d)(iii) hereof and (ii) the Company shall use its reasonable best efforts to file and have declared effective (if an amendment) as soon as practicable thereafter an amendment or supplement to the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, or the Prospectus included therein and shall extend the period during which the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, shall be maintained effective pursuant to this Agreement (and, if applicable, the period during which Participating Broker-Dealers may use the Prospectus included in the Exchange Offer Registration Statement pursuant to Section 3(f) hereof) by the number of days during the period from and 15 including the date of the giving of such notice to and including the earlier of the date when the Holders or Participating Broker-Dealers, respectively, shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions and the effective date of written notice from the Company to the Holders or Participating Broker-Dealers, respectively, that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required. 4. Underwritten Registrations. If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. 5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities (each, an “Underwriter”) and each Person, if any, who controls any Holder, Participating Broker-Dealer or Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission described in subparagraph (i) above; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including, subject to Section 5(c) below, the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission described in subparagraph (i) above, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; 16 provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Holder, Participating Broker-Dealer or Underwriter with respect to such Holder, Participating Broker-Dealer or Underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). (b) Each Holder, severally but not jointly, agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signed the Registration Statement, each Participating Broker-Dealer, each Underwriter and each other selling Holder and each Person, if any, who controls the Company, any Underwriter, any Participating Broker-Dealer or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement. (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the respective indemnified parties shall be selected as follows: (i) counsel to the Company, its directors, each of its officers who signed the Registration Statement and all Persons, if any, who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company; (ii) counsel to the Holders (other than Participating Broker-Dealers) and all Persons, if any, who control any Holders (other than any Participating Broker-Dealers) within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Holders who held or hold, as the case may be, a majority in aggregate principal amount of the Registrable Securities held by all such Holders; (iii) counsel to the Underwriters of any particular offering of Registrable Securities and all Persons, if any, who control any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by such Underwriters; and (iv) counsel to the Participating Broker-Dealers and all Persons, if any, who control any such Participating Broker-Dealer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Participating Broker- Dealers who held or hold, as the case may be, a majority in aggregate principal amount of the Exchange Securities referred to in Section 3(f) hereof held by all such Participating Broker-Dealers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for (A) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for the Company and all other Persons referred to in clause (i) of this paragraph, (B) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Holders (other than Participating Broker-Dealers) and all other Persons referred to in clause (ii) of this paragraph, (C) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the 17 indemnifying parties’ own counsel for all Underwriters of any particular offering of Registrable Securities and all other Persons referred to in clause (iii) of this paragraph, and (D) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Participating Broker-Dealers and all other Persons referred to in clause (iv) of this paragraph, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party shall not be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if such indemnifying party (x) reimburses such indemnified party in accordance with such request to the extent that the indemnifying party in its judgment considers such request to be reasonable and (y) provides written notice to the indemnified party stating the reason it deems the unpaid balance unreasonable, in each case no later than 45 days after receipt by such indemnifying party of the aforesaid request from the indemnified party. (e) If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. (f) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(e) 18 above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 5, no Holder, Participating Broker- Dealer or Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by it were offered exceeds the amount of any damages that such Holder, Participating Broker-Dealer or Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each Person, if any, who controls a Holder, Participating Broker-Dealer or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Holder, Participating Broker-Dealer or Underwriter, as the case may be, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The respective obligations of the Holders, Participating Broker-Dealers and Underwriters to contribute pursuant to this Section 5 are several in proportion to the principal amount of Notes purchased by them and not joint. The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, Participating Broker-Dealer or Underwriter or any Person controlling any Holder, Participating Broker-Dealer or Underwriter, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities or Exchange Securities pursuant to a Shelf Registration Statement. 6. Miscellaneous. (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file all reports required to be filed by it under Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder or beneficial owner of Registrable Securities (i) make publicly available such information (including, without limitation, the information specified in Rule 144(c)(2) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver or cause to be delivered, promptly following a request by any Holder or beneficial owner of Registrable Securities or any prospective purchaser or transferee designated by such Holder or beneficial owner, such information (including, without limitation, the information specified in Rule 144A(d)(4) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144A under the 1933 Act, and (iii) take such further action that is reasonable in the circumstances, in each case to the extent required from 19 time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (y) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder or beneficial owner of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. (b) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not in any way conflict with and are not and will not be inconsistent with the rights granted to the holders of any of the Company’s other issued and outstanding securities under any other agreements entered into by the Company or any of its subsidiaries. (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure. (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, electronic mail, or any courier guaranteeing overnight delivery (i) if to a Holder or Participating Broker-Dealer at the most current address set forth on the records of the registrar under the Indenture, (ii) if to the Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(d) and (iii) if to any Underwriter, at the most current address given by such Underwriter to the Company by means of a notice given in accordance with the provisions of this Section 6(d), which address initially shall be the address set forth in the applicable underwriting agreement. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent via electronic mail; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture. (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof. 20

(f) Third Party Beneficiary. Each Holder and Participating Broker-Dealer shall be a third party beneficiary of the agreements made hereunder and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder. Each Holder, by its acquisition of Notes, shall be deemed to have agreed to the provisions of Section 5(b) hereof. (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. (i) Restriction on Resales. If the Company or any of its subsidiaries or affiliates (as defined in Rule 144 under the 1933 Act) shall redeem, purchase or otherwise acquire any Registrable Security or any Exchange Security which is a “restricted security” within the meaning of Rule 144 under the 1933 Act, the Company will deliver or cause to be delivered such Registrable Security or Exchange Security, as the case may be, to the Trustee for cancellation and neither the Company nor any of its subsidiaries or affiliates will hold or resell such Registrable Security or Exchange Security or issue any new Security or Exchange Security to replace the same. (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS. (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. [SIGNATURE PAGE FOLLOWS] 21

IN WITNESS WHEREOF, Company has caused this Registration Rights Agreement to be executed by its duly authorized representative as of the date first above written. COMPANY: FEDNAT HOLDING COMPANY By: Name: Title: [Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Purchaser has caused this Registration Rights Agreement to be executed by its duly authorized representative as of the date first above written. PURCHASER: [Purchaser ] By: Name: Title: [Signature Page to Registration Rights Agreement]